                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon Zacks, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of R. G. Barry Corporation.


                                                     By: /s/ Gordon Zacks
                                                        --------------------
                                                     Gordon Zacks
                                                     Chief Executive Officer and
                                                     Chairman of the Board

I, Daniel D. Viren, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended June 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of R. G. Barry Corporation.


                                                     By: /s/ Daniel D. Viren
                                                        -----------------------
                                                     Daniel D. Viren
                                                     Chief Financial Officer
                                                     Senior Vice President
                                                     Finance, Treasurer and
                                                     Secretary


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